SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - October 6, 2004

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 8 Numbered Pages
               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Tower Bancorp, Inc. parent company of The First
          National Bank of Greencastle, reports earnings of $894,301 or earnings per share of $.51 for the quarter ended September 30, 2004.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

                  Page 2 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99     News Release, dated October 6, 2004, of Tower Bancorp,
                    Inc.
             99.1   Balance Sheet September 30, 2004 and 2003
             99.2   Income Statements for the nine month
                    periods ended September 30, 2004 and
                    2003







                 Page 3 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  October 6, 2004     /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                 Page 4 of 8 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated October 6,
               2004, of Tower Bancorp, Inc.         6

99.1           Balance Sheet September 30,
               2004 and 2003                        7

99.2           Income Statements for the nine
               month periods ended
               September 30, 2004 and 2003          8







































                  Page 5 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99


FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


             TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA October 6, 2004 - Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports earnings of $894,301 or earnings per share of $.51 for the quarter ended September 30, 2004. For the first nine months in 2004, net income was $2,958,978 or $1.71 per share. Return on equity and return on assets were 9.5% and 1.31%, respectively, for the nine months of 2004.
     As of September 30, 2004, assets stood at $312,824,000, an increase of 10% or $29,608,000 over third quarter-end totals for the year 2003. Total loans reached $225,768,000, an increase of $20,944,000 or 10%, while deposits at the quarter-end totaled $225,785,000, an increase of $21,967,000 or 11%.
     The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro and Maugansville areas.
This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.







                              ###
                  Page 6 of 8 Numbered Pages
                Index to Exhibits Found on Page

                                                           Exhibit 99.1
                          TOWER BANCORP INC.
                      CONSOLIDATED BALANCE SHEET

            (UNAUDITED)                     09-30-04         09-30-03
ASSETS                                      (,000)            (,000)
CASH AND DUE FROM BANKS                   $    10,371       $     7,187
INTEREST BEARING BALANCES WITH BANKS              295               772
FEDERAL FUNDS SOLD                                  0                 0

INVESTMENTS                                    64,476            59,916

LOANS:                                        225,768           204,824
      RESERVE FOR LOAN LOSSES                 (1,836)           (1,793)

BANK PREMISES, FURNITURE & FIXTURES             5,142             4,025
OTHER REAL ESTATE OWNED                             0                 0
OTHER ASSETS                                    8,608             8,285
                                          -----------       -----------
TOTAL ASSETS                              $   312,824       $   283,216
                                          ===========       ===========
LIABILITIES AND CAPITAL
-----------------------
     DEMAND                               $    24,021       $    17,772
     SAVINGS                                  126,602           114,329
     TIME                                      75,162            71,717
                                          -----------       -----------
TOTAL DEPOSITS:                           $   225,785       $   203,818

LIABILITIES FOR BORROWED MONEY                 38,367            41,440
FEDERAL FUNDS PURCHASED                             0                 0
OTHER LIABILITIES                               6,210             3,362
                                          -----------       -----------
TOTAL LIABILITIES                         $   270,362       $   248,620
                                          -----------       -----------
EQUITY CAPTIAL
     CAPITAL STOCK:
      AUTHORIZED 5,000,000 SHARES
      OUTSTANDING 1,780,100 SHARES        $     2,225       $     2,225
SURPLUS                                         6,782             6,722
UNDIVIDED PROFITS                              27,653            24,855
NET UNREALIZED GAIN (LOSS)                      7,726             2,143
LESS:  TREAS STOCK (2004 - 58,327 SHS)         (1,924)           (1,349)
                                          -----------       -----------
TOTAL EQUITY CAPITAL                      $    42,462       $    34,596
                                          -----------       -----------
TOTAL LIABILITIES AND CAPITAL             $   312,824       $   283,216
                                          ===========       ===========
BOOK VALUE                                $     24.66       $     19.97


                  Page 7 of 8 Numbered Pages
                Index to Exhibits Found on Page

                                                        Exhibit 99.2
 TOWER BANCORP INC.
 CONSOLIDATED INCOME STATEMENT
 (UNAUDITED)

                                              NINE             NINE
                                             MONTHS           MONTHS
 INTEREST INCOME                            09-30-04         09-30-03
 -----------------------------            -------------    -------------
 INTEREST AND FEES ON LOANS               $   8,912,632    $   9,246,055
 INTEREST ON INVESTMENT SECURITIES            1,575,692        1,690,087
 INTEREST ON FED FUNDS SOLD                         202              903
                                          -------------    -------------
                                          $  10,488,526    $  10,937,045
 INTEREST EXPENSE
 -------------------------------
 INTEREST ON DEPOSITS                         1,679,889        2,074,923
 INTEREST ON OTHER BORROWED MONEY             1,340,652        1,198,690
                                          -------------    -------------
                                          $   3,020,541    $   3,273,613
                                          -------------    -------------
 NET INTEREST INCOME                      $   7,467,985    $   7,663,432
 PROVISION FOR LOAN LOSSES                      270,000          270,000
                                          -------------    -------------
 NET INTEREST INCOME AFTER PROVISION      $   7,197,985    $   7,393,432

 OTHER INCOME:
 INVESTMENT SERVICES & FEE INCOME         $   1,158,753    $     846,592
 OTHER OPERATING INCOME                         271,829          292,322
 INVESTMENT SECURITIES GAINS (LOSSES)         1,431,721        2,403,275
                                          -------------    -------------
                                          $   2,862,303    $   3,542,189
                                          -------------    -------------
 OTHER EXPENSES:
 SALARIES,WAGES AND OTHER BENEFITS        $   3,053,913    $   2,790,692
 OCCUPANCY EXPENSE                              580,290          526,451
 FURNITURE AND FIXTURE EXPENSE                  408,475          391,084
 OTHER OPERATING EXPENSES                     2,011,632        2,144,453
                                          -------------    -------------
                                          $   6,054,310    $   5,852,680
                                          -------------    -------------
 INCOME BEFORE TAXES                      $   4,005,978    $   5,082,941
 APPLICABLE INCOME TAXES                      1,047,000        1,389,000
                                          -------------    -------------
 NET INCOME                               $   2,958,978    $   3,693,941
                                          =============    =============
 NET INCOME PER SHARE:                    $        1.71    $        2.13
 NUMBER OF SHARES OUTSTANDING                 1,721,773        1,732,701

                  Page 8 of 8 Numbered Pages
                Index to Exhibits Found on Page